LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON TAX-FREE INCOME FUND

SUPPLEMENT DATED JUNE 6, 2014

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS

LISTED IN SCHEDULE A

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the funds’ investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly-owned subsidiary of LMICTC, is the funds’ subadviser. The transaction is targeted to close (the “Closing”) in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or even terminated due to unforeseen circumstances.

Under the Investment Company Act of 1940, the closing of the acquisition will have the effect of terminating the subadvisory agreements between LMPFA and LMIC with respect to the funds. In connection with the acquisition, each fund’s Board and shareholders will be asked to approve transactions under which the funds will be reorganized into new funds for which LMIC (which will then be a Stifel entity) will serve as subadviser after the Closing, thereby maintaining the continuity of the funds’ investment programs. The funds’ investment objectives and investment strategies also are expected to remain the same after the Closing.

Subject to Board approval, special meetings of the funds’ shareholders will be held to consider the transactions, including the approval of new advisory agreements, and such other matters as each Board may deem appropriate. Before the special meetings, shareholders of the funds will receive combined prospectus/proxy statements that discuss the proposed transactions and other matters.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS EQUITY TRUST
Legg Mason Investment Counsel Financial Services Fund	August 1, 2013
Legg Mason Investment Counsel Social Awareness Fund	June 1, 2014

LEGG MASON TAX-FREE INCOME FUND
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	August 1, 2013

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Please retain this supplement for future reference.

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